MASTER SUPPLY AGREEMENT BETWEEN STARTEC AND TTN INC.
              ----------------------------------------------------
     FOR THE PURCHASE OF TADIRAN DIGITAL CROSS-CONNECT SYSTEMS AND SERVICES
     ----------------------------------------------------------------------

This master supply agreement (the "Agreement"), is entered into this 21st day of September, 1998 (the "Effective Date"), by and between StarTec Global Communications, a corporation with its principle place of business at 10411 Motor City Drive, Bethesda, MD 20817 and TTN, Inc., a wholly-owned subsidiary of Tadiran Telecommunications, Ltd. ("TTN"), a Delaware corporation with its principal place of business at 6021 142nd Ave. N., Clearwater, FL 33760.

                                   WITNESSETH:

WHEREAS, StarTec desires to secure product and services from TTN for its digital cross-connect systems and

WHEREAS, TTN desires to provide such products and per-form such services, and provide StarTec with its professional expertise in these areas.

NOW THEREFORE, the parties agree as follows:

1. StarTec agrees to purchase all digital cross-connect systems from TTN. This exclusive contract is subject to acceptable performance by TTN to the terms and conditions stated within this agreement.

2. The T::DAX cross-connects will be installed no later than December 31, 2001 at which time this contract expires unless an extension is agreed to by both parties.

3. In recognition of this exclusive commitment, TTN will supply the T::DAX equipment per the attached price list Tab 2. All hardware and software purchases with requested delivery dates prior to December 31, 2001 will be credited towards the contract value.

4. All EF&I for equipment purchased will be performed by TTN and will be credited towards the contract value. For information on the scope of work for typical installations, see Tab 4.

5. Both parties, with their written pre-approval of the release, which shall not be unreasonably withheld, will allow press releases regarding this venture.

6. Hardware Warranty is for two (2) years and Software if for one (1) year. These warranties start 30 days after equipment shipment or completion of installation, whichever comes first.

7. Four (4) training seats at TTN's Clearwater, FL facility will provided to StarTec at no charge, with each system purchased and shipped during the contract period.

8.   All T::DAX equipment will be F.O.B. Clearwater, FL.

9. TTN's Standard Terms and Conditions of Sale Tab 5 shall apply to all sales under this Agreement.

STARTEC GLOBAL COMMUNICATION                          TTN, INC.
10411 MOTOR CITY DRIVE                                6021 142nd AVE. N.
BETHESDA, MD 20817                                    CLEARWATER, FL 33760

         Subhash Pai                                    Mark A.  Vida
--------------------------------                --------------------------------
    (Authorized Signature)                      (Authorized Signature)
                  Subhash Pai

VP, Asst. Secretary & Controller

                                                         Mark A Vida
--------------------------------               ---------------------------------
(Print or Type Name of Signature)              (Print or Type Name of Signature)

                                               Vice President & General Manager

--------------------------------               ---------------------------------
(Title)                                        (Title)

            10/14/98                                       10/14/98
--------------------------------               ---------------------------------
(Execution Date)                               (Execution Date)

                                   TTN, INC.
                     STANDARD TERMS AND CONDITIONS OF SALE


1. SCOPE

The terms and conditions of sale contained herein shall apply to all quotations and offers made and purchase orders accepted by TTN. The sales contract or Master Supply Agreement incorporating these terms and conditions becomes a binding contract on the terms set forth herein when it accepted by commencement or performance. This contract can be accepted only on the exact terms set forth (including the modes of acceptance specified in the proceeding sentence) and no other terms which are in any manner whatsoever additional to or different from those set forth herein shall become part of or in any way alter this contract without the express written consent of an authorized representative of TTN. TTN'S failure to object to provisions contained in any communication from Buyer shall not be deemed a waiver of the provisions herein. All orders, offers, and contracts must be approved by TTN'S office in Clearwater, Florida.

2. PRICE

a.   The pricing for products represented by this agreement are listed in Tab 2
b. All prices are exclusive of sales, use, excise or any other taxes applicable to the sale, use or delivery of Products, or any charges for shipping, insurance or fees or commissions. Such taxes when applicable shall be paid by Buyer or in lieu thereof TTN shall be provided by a proper tax exemption certificate.

3. SALES TERMS

All sales under this Agreement are F.O.B. TTN'S Clearwater facility in Florida unless stated otherwise by TTN. Unless otherwise agreed in writing, loading, lighterage, wharfage, freight, landing charges, dues, duties or any other charges are not included in quotations or indicated in any price list.

4. TERM OF PAYMENT

Where the Buyer has established credit, terms of payment shall be net Forty-Five days (45) days from date of the invoice. The date of invoice will occur on the date the equipment is shipped. INTEREST WILL BE CHARGED AT THE RATE OF 1.5 PERCENT PER MONTH OR THF MAXIMUM LEGAL RATE: WHICHEVER IS LESS ON THE PAST DUE ACCOUNTS AFTER (45) DAYS FROM THE DATE OF INVOICE. To insure customer satisfaction with the operation of the equipment the EF&I services will be billed 30 days after the service work is completed. Once this Invoice is generated Terms of payment shall be net thirty (30) days.

5. TITLE AND DELIVERY

Sales are F.O.B. TTN'S Clearwater facility, Florida. Buyer assumes the risk of loss or damages immediately upon delivery to customer premise. Notwithstanding the foregoing title to any Products shall not pass to the Buyer until payment in full is received by TTN. The time for delivery given is approximate and is established from the date of receipt of the order. Partial deliveries shall be permitted. TTN will use its best efforts to ship by the method specified by Buyer. All costs of shipping products to buyer including without limitation freight insurance and special packing or handling shall be in addition to the stated price and shall be paid by Buyer. If a delivery is delayed as a result of any action or inaction of buyer, TTN may invoice Buyer for the products as of the scheduled delivery date and may charge buyer for storage and other expenses incurred because of the delay.

6. ACCEPTANCE

Buyer shall accept or reject Products within thirty (30) days of completion of installation. Failure to notify TTN in writing of nonconforming products within such period shall be deemed an unqualified acceptance.

7. LIMITED WARRANTY

A. (I) TTN WARRANTS THAT ANY PRODUCTS SOLD BY IT TO BUYER (EXCLUDING PRODUCTS NOT MANUFACTURED BY TTN, AND NOT AN INTEGRAL PART OF A TTN PRODUCT) WILL BE FREE FROM DEFECTS IN MATERIAL AND WORKMANSHIP FOR A PERIOD OF TWENTY FOUR (24) MONTHS FOR HARDWARE AND ONE (1) YEAR FOR SOFTWARE BEGINNING 30 DAYS AFTER PRODUCT SHIPMENT OR COMPLETION OF INSTALLATION WHICHEVER COMES FIRST. NO OTHER REPRESENTATION OR WARRANTY, INCLUDING MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE OR WARRANTY AGAINST PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT SHALL BE IMPLIED.

(II) TTN WILL REPAIR OR REPLACE ANY PARTS OF THE PRODUCTS SUPPLIED BY IT SHOWING INHERENT DEFECTS (OTHER THAN PRODUCTS NOT MANUFACTURED BY TTN AND NOT AN
INTEGRAL PART OF A TTN PRODUCT) WHICH ARE RETURNTED BY BUYER TO TTN FOR INSPECTION (TRANSPORATION CHARGES PAID BY STARTEC FOR TRANSPORT TO TTN FACILITY, TTN TO PAY FOR RETURN TRANSPORTATION) DURING THE WARRANTY TERM SET FORTH IN SECTION(A)(I)PROVIDED SUCH INSPECTION DISCLOSES TO TTN CLOSES SATISFACTION THAT ANY SUCH DEFECTS ARE IN FACT DEFECTS INHERENT IN THE PRODUCT ISSUE.

(111) ITEMS REPAIRED OR REPLACED AS PROVIDED IN SECTION (A)(11) WILL BE SUBJECT TO THE LIMITED WARRANTIES OF SECTION (A)(1) FOR THE REMAINDER OF THE INITIAL WARRANTY TERM OR SIX MONTHS AFTER DATE OF SHIPMENT FOLLOWING REPAIR OR REPLACEMENT, WHICHEVER SHALL LAST EXPIRE.

(IV) ITEMS FURNISHED OR MANUFACTURED BY OTHER VENDORS AND NOT INCORPORATED AS AN INTEGRAL PART OF PRODUCTS SHALL HAVE ONLY THE VENDOR'S WARRANTY WHICH SHALL BE PASSED ON THE BUYER OR ITS CUSTOMERS TO THE EXTENT PERMITTED THEREBY, BUT SUCH PRODUCTS WILL NOT BE SUBJECT OF THE WARRANTIES PROVIDED BY TTN PURSUANT TO THE LIMITED WARRANTY SET FORTH HEREIN.

(V) NO WARRANTY OF ANY KIND IS MADE WITH RESPECT TO FUSES AND LAMPS.

B. THE LIMITED WARRANTIES STATED HEREIN ARE IN LIEU OF ALL OTHER OBLIGATIONS, WARRANTIES, AND LIABILITIES ON THE PART OF TTN AND TTN NEITHER ASSUMES NOR AUTHORIZES ANY OTHER PERSON TO ASSUME FOR IT ANY OTHER LIABILITIES. IN NO EVENT SHALL TTN BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE.

C. NO WRITTEN OR ORAL STATEMENT MADE ABOUT ANY PRODUCT BY AN EMPLOYEE OR AGENT OF TTN WILL BE EFFECTIVE TO EXPAND THE WARRANTY PROVISIONS HEREir4, UNLESS SUCH STATEMENTS APPEAR IN A WRITTEN INSTRUMENT SIGNED BY TWO DULY AUTHORIZED OFFICERS OF TTN AND SPECIFICALLY DIRECTED AT THE PROVISIONS HEREIN.

D. THIS LIMITED WARRANTY SHALL BE VOIDED AND OF NO FORCE OR EFFECT IF: THE PRODUCT HAS NOT BEEN INSTALLED, TRANSFERRED, STORED, MAINTAINED, OR UTILIZED IN ACCORDANCE WITH TTN'S PRODUCT INSTRUCTIONS AND IN ACCORDANCE WITH GENERALLY ACCEPTED PROCEDURES FOR USE AND INSTALLATION WITHIN THE TELECOMMUNICATIONS INDUSTRY; OR THE FAILURE TO PERFORM AS SPECIFIED IS THE RESULT OF NEGLIGENCE, MISUSE OR ABUSE OF THE PRODUCT; OR AS A RESULT OF ANY ALTERATION, MODIFICATION OR UNAUTHORIZED REPAIR.

8. CONFIDENTIAL INFORMATION

No information shall be deemed to be given or received in confidence by either party unless and to the extent it is covered by a separate wriften agreement.

9. FORCE MAJEURE

TTN will exercise all reasonable efforts to meet delivery schedules established by it. However, TTN shall not be liable to buyer or its customers for any loss, expense or damage due to delays in delivery of TTN products caused by or resulting from any act of God, riot, fire, explosion, accident, flood, sabotage, war, embargo, receipt by TTN of orders from all sources exceeding TTN's then-scheduled delivery or production capacity, or governmental laws, regulations, or orders, lockouts, strike or labor trouble, actions, or inactions of the buyer or any customer thereof, or any cause of occurrence which is beyond the reasonable control of TTN. If there is any delay in TTN's ability to deliver TTN products pursuant to any agreed upon schedule, from any cause listed in this section, the scheduled delivery dates shall be extended for a period of equal to the period during which such cause occurs.

10. CANCELLATION BY TTN

TTN shall have the right to cancel any unfilled order without liability to buyer in the event buyer becomes insolvent, is adjudicated bankrupt, petitions for or consents to any relief under any bankruptcy reorganization statute$, becomes unable to meets its financial obligations in the normal course of business, discontinues its business, or sells the bulk of its assets other than in the usual course of business. Wriften notice of order cancellation will be provided to Startec General Counsel.

11. GOVERNMENT AUTHORIZATION

Buyer will be responsible for the timely obtaining required authorizations, including export or import licenses, exchange permits and all other governmental authorizations even though such authorizations may be applied by TTN. To facilitate this authorization buyer and seller will agree to use best efforts based on a forecast of what countries require product shipment- This forecast shall be provided by the buyer.

12. APPLICABLE LAW

     The terms and conditions contained herein shall be governed by and construed under the laws of the State of Florida.

13.  SEVERABILITY

     Any term or provision of this Agreement which is held to be invalid, void, unenforceable or illegal will In no way effect, impair or invalidate the remaining terms or provisions, which will remain in full force and effect, consistent with the original intent of the Parties. However, is such provisions is an essential element of the Agreement, the Parties shall promptly attempt to negotiate a substitute therefore.

14.  ENTIRE AGREEMENT

     Terms and conditions and all attachments, and amendments shall constitute the entire Agreement between the Parties. Any preprinted terms and conditions on Orders, acknowledgement forms, or other forms or documents shall not apply.

15.  LIQUIDATED DAMAGES

     TTN and StarTec agree that it may be difficult, if not impossible, to accurately determine the amount of damages that StarTec may incur if TTN falls to achieve each delivery and acceptance date in a timely manner as scheduled. Accordingly, if delivery or acceptance have not occurred in a timely manner, it is agreed that StarTec shall be entitled to a daily liquidated damages in a specified and predetermined amount of the greater of .5 percent of System hardware and software price per day or $2,500 per day, up to a maximum of 1 0% of System hardware and software price. "System hardware and software price" means the price of the System hardware and software which was not timely delivered and/or accepted. The liquidated damages shall be calculated through the date each of the Products and System were delivered or have achieved Acceptance, as the case may be. Damages may not be assessed if StarTec has not met its requirements as defined in the site survey scope of work. Appropriate delivery and installation time frames are contained in "Scope of EF&I Services".

STARTEC GLOBAL COMMUNICATION                           TTN, INC.
10411 MOTOR CITY DRIVE                                 6021 142ND AVE. N.
BETHESDA, MD 20817                                     CLEARWATER, FL 33760

/s/ SUBHASH PAI
----------------------------------             ---------------------------------
(Authorized Signature)                         (Authorized Signature)


            Subhash Pai                                   Mark A. Vida
----------------------------------             ---------------------------------
Print or Type Name of Signature)               (Print or Type Name of Signature)


          VP - Controller                       Vice President & General Manager
----------------------------------              --------------------------------
(Title)                                           (Title)

            10/14/'98                                   November 18, 1997
----------------------------------               -------------------------------
(Execution Date)                                  (Execution Date)

TTN, INC.
6021 142nd Avenue North
Clearwater, FL 33760-2822                                                T::DAX
Phone: (813) 523-0000                                                  QUOTATION
Fax:   (813) 523-0000

TTN
---
A Subsidiary of Tadiran
Telecommunication, Ltd.

CUSTOMER:   STARTEC                            DATE:       10/6/98
           ---------------                            -----------------
SITE:                                          REF:
           ---------------                            -----------------
ISSUED BY:  Mike Lyons                         PHONE:
           ---------------                            -----------------
NOTES:
           -------------------------------------------------


                           Equipment to be Provided:
                           -------------------------

                             DSU=1          E1         TNBU      ENBU    PAMX    AAMX   EAMX    UAMX      OC-3/STM1
                          -------------------------------------------------------------------------------------------
Wired with common             224          224         224
                          -------------------------------------------------------------------------------------------
Wired only no common          672
                          -------------------------------------------------------------------------------------------
Equipped ports                224           32          56
                          -------------------------------------------------------------------------------------------
                              HAMX        DAMX        CAMX      IAMX    TAMX    SAMX    BAMX               STM1(E)
                          -------------------------------------------------------------------------------------------
Wired with common                          16
                          -------------------------------------------------------------------------------------------
Wired only no common                       48
                          -------------------------------------------------------------------------------------------
Equipped ports                             16
                          -------------------------------------------------------------------------------------------

                                                               HARDWARE PRICE LIST
                                                               -------------------
---------------------------------------------------------------------------------------------------------------------
3584 (Double) Common Equipment                                                      46,125       1     $43,125
---------------------------------------------------------------------------------------------------------------
Interface Bay                                                                        2,697       4     $10,788
---------------------------------------------------------------------------------------------------------------
Sync. Package (2xACDUs/ECDUs + S/W)                                                  3,450       1      $3,450
---------------------------------------------------------------------------------------------------------------
Narrowband Shelf with commons                                                       18,400       1     $18,400
---------------------------------------------------------------------------------------------------------------
DS1 Narrowband Module (includes 28 DS1s, max 8 per shelf)                            4,428       2      $8,856
---------------------------------------------------------------------------------------------------------------
DS1/E1 Shelf with common modules                                                    11,219       2     $22,438
---------------------------------------------------------------------------------------------------------------
DS1/E1 Shelf wired only                                                              8,995       3     $26,985
---------------------------------------------------------------------------------------------------------------
DS1 Port (LDS1)                                                                        101     224     $22,624
---------------------------------------------------------------------------------------------------------------
E1 Port (PE1)                                                                          159      32      $5,088
---------------------------------------------------------------------------------------------------------------
DS3 (DAMX) Shelf with common modules                                                15,575       2     $31,150
---------------------------------------------------------------------------------------------------------------
DS3 (DAMX) Shelf wired only                                                          6,874       6     $41,244
---------------------------------------------------------------------------------------------------------------
DS3 Port (DAMX)                                                                      4,306      16     $68,896
---------------------------------------------------------------------------------------------------------------
                          HARDWARE TOTAL:                                                             $303,044
---------------------------------------------------------------------------------------------------------------

                               SOFTWARE PRICE LIST
                               -------------------

---------------------------------------------------------------------------------------------------
128 Port (Double) S/W for interfaces DS1, DS3 (PAMX, HAMX) STS1, E1, E3 (EAM)      31,625       1     $31,625
                                                                                   ----------------------------
Narrowband Shelf S/W Delta per shelf                                                 8,625      1      $8,625
                                                                                   ----------------------------
DAMX S/W Delta per shelf                                                               863      8      $6,904
---------------------------------------------------------------------------------------------------------------
                                      SOFTWARE TOTAL:                                                 $47,154
---------------------------------------------------------------------------------------------------------------
              -------------------------------------------------------------------------------------------------
              TOTAL SYSTEM PRICE:                                                                     $350,198

              --------------------------------------------------------------------------------------------------
              EF&I ESTIMATE*:                                                                          $40,000
              -------------------------------------------------------------------------------------------------
              TOTAL SYSTEM PRICE INCLUDING EF&I:                                                      $390,198
              -------------------------------------------------------------------------------------------------

Each system comes with a two (2) year hardware warranty, one (1) year software warranty, and 4 training seats at no charge.
*EF&I charges are based on scope of services in Tab 4. Any changes to scope will be addressed via a change order
*Shelf S/W upgrade for previously installed shelfs to support optics at no charge.


                                                   STARTEC EQUIPMENT PRICE LIST
                                                   ----------------------------

-------------------------------------------------------------------------------------------------------------------------
ITEM                                                                                                         PRICE
-------------------------------------------------------------------------------------------------------------------------
HARDWARE
-------------------------------------------------------------------------------------------------------------------------
3584 (Double) Common Equipment                                                                                    43,125
-------------------------------------------------------------------------------------------------------------------------
Delta Common Equipment from 3584 to 7168                                                                          46,000
-------------------------------------------------------------------------------------------------------------------------
Quad TSU upgrade set (per shelf)                                                                                   2,684
-------------------------------------------------------------------------------------------------------------------------
Interface Bay                                                                                                      2,697
-------------------------------------------------------------------------------------------------------------------------
Sync. Package (2xACDUs/ECDUs + S/W)                                                                                3,450
-------------------------------------------------------------------------------------------------------------------------
Narrowband Shelf with commons                                                                                     18,400
-------------------------------------------------------------------------------------------------------------------------
DS1 Narrowband Module (includes 28 DS1s, max 8 per shelf)                                                          4,428
-------------------------------------------------------------------------------------------------------------------------
DS1/E1 Shelf with common modules                                                                                  11,219
-------------------------------------------------------------------------------------------------------------------------
DS1/E1 Shelf wired only                                                                                            8,995
-------------------------------------------------------------------------------------------------------------------------
DS1 Port (LDS1)                                                                                                      101
-------------------------------------------------------------------------------------------------------------------------
E1 Port (PE1)                                                                                                        159
-------------------------------------------------------------------------------------------------------------------------
DS3 (DAMX) Shelf with common modules                                                                              15,575
-------------------------------------------------------------------------------------------------------------------------
DS3 (DAMX) Shelf wired only                                                                                        6,874
-------------------------------------------------------------------------------------------------------------------------
DS3 Port (DAMX)                                                                                                    4,306
-------------------------------------------------------------------------------------------------------------------------
E3 Port (DAMX)                                                                                                     3,555
-------------------------------------------------------------------------------------------------------------------------
OC3/STM1 Shelf with comon modules                                                                                 20,355
-------------------------------------------------------------------------------------------------------------------------
OC3/STM1 Shelf wired only                                                                                          7,188
-------------------------------------------------------------------------------------------------------------------------
OC-3/STM-1 (OHR) Optical Port                                                                                      4,560
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
SOFTWARE
-------------------------------------------------------------------------------------------------------------------------
128 Port (Double) S/W for interfaces DS1, DS3 (PAMX, HAMX STS1, E1, E3 (EAM)                                      31,625
-------------------------------------------------------------------------------------------------------------------------
Delta S/W from 1128 Port to 256 Port                                                                              38,813
-------------------------------------------------------------------------------------------------------------------------
Optical OC2/STM1 S/W Delta                                                                                         5,750
-------------------------------------------------------------------------------------------------------------------------
Narrowband Shelf S/W Delta per shelf                                                                               8,625
-------------------------------------------------------------------------------------------------------------------------
DAMX S/W Delta per shelf                                                                                             863
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
SOFTWARE MAINTENANCE
-------------------------------------------------------------------------------------------------------------------------
Basic                                                                                                              5,000
-------------------------------------------------------------------------------------------------------------------------
Double                                                                                                            10,000
-------------------------------------------------------------------------------------------------------------------------
Quad                                                                                                              20,000
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
HARDWARE & SOFTWARE MAINTENANCE
-------------------------------------------------------------------------------------------------------------------------
Basic                                                                                                             14,000
-------------------------------------------------------------------------------------------------------------------------
Double                                                                                                            28,000
-------------------------------------------------------------------------------------------------------------------------
Quad                                                                                                              56,000
-------------------------------------------------------------------------------------------------------------------------








All products listed on price list are manufactured by Tadiran Telecommunications, Limited (TTL).

                         "EXTENDED MAINTENANCE PROGRAM"

TTN realizes that in order to insure that StarTec network is as reliable and feature-rich as possible a support program needs to be put in place. To addresses this need, TTN is pleased to present our "Extended Maintenance Program". To activate this plan StarTec needs to notify TTN 3 three months prior to the expiration of the software or hardware warranty.

The highlights of this attached plan are as follows:

1. Lifetime Warranty for all systems covered under this plan. This includes hardware and software.

2. Upgrade to the latest software release which includes all maintenance fixes and enhancements.

3. A upgrade to the "Year 2000" feature package which addresses the Year- 2000 compatibility issue.

4.   7 x 24 telephone support for any system inquiries.

5.   An Emergency Loaner Program which provides for modules for up to 30 days.

Our Extended Maintenance Program is an all-inclusive program that ensures worry free operation for our customers and provides a way to budget for your maintenance activities. This is an all exclusive program that includes both hardware and software support. Once the initial warranties expire, this program is your assurance of having worry free operations. This program includes:

1. TELEPHONE SUPPORT (both hardware and software) Coverage time: 7 days a week, 24 hours a day (7,x 24)

2.   TELEPHONE RESPONSE TIMES:

         Level 1 - Service affecting:         1 hours (24 hours fix or work around provided)
         Level 2 - Performance affecting:     2 hours (72 hours fix or work around provided)
         Level 3 - Nuisance to operations:   24 hours (fix in next release, or module revision)

     NOTE: Any telephone support call falsely identified to obtain expedited support will be invoiced at the then current per hour rate with a minimum of 1 hour charge (Table 3 - Price Annex).

3.   MODULE REPAIR:

     A. Repair turn around time is 15 days from time of receipt to time of return shipment.

     B. Expedited repair is available turn around time is 5 days. The charge for the expedited service is based on 15% of the module price (minimum charge $150) plus actual overnight shipping cost.

     C.   Optical devices are not covered under this extended warranty program.

     D. Repair warranty period is 180 days or duration of the extended warranty program, which ever is longer,

     E. No trouble found (NTF) modules will be at no cost for the first 2 modules of eachextended warranty year. After, that the charge will be a 5% of the module price (minimum charge $150) Plus shipping cost.

     F. TTN reserves the option to repair or replace module at its sole discretion.

4.   EMERGENCY MODULE LOANER PROGRAM:

     This service is available when you have a degraded system and your spare modules are in for repair. It is not designed to replace your inventory or to replace any spare for that may be in for repair.

     A. Any module that is loaned must be returned within 30 days after your repaired module has been shipped brick to you,
     B.   After 30 days,  an invoice will be issued at 100% of the module price.
     C. If the loaner module is returned after 30 days, but not more than 90 days, credit will be given for the price of the module minus a restocking, charge of 25%.

5.   ON SITE VISITS:

     A. On site visits are available in situations deemed necessary by the Customer and TTN Technical Staff.
     B. Any trips made to support a hardware or software situation will be based on the following:

          (1) For the first 2 trips or 4 days, which ever occurs first, there will be no labor charge. Customer will pay Travel and Subsistence Costs.
          (2) After the 2nd trip or 4th day, which ever occurs first, the current per hour charge (Table 3 - Price Annex) will apply, less any applicable discount plus Travel and Subsistence Costs.
          (3)  Minimum labor charge is 8 hours.
          (4) If TTN product problem requires a visit/trip, this visit/trip will not apply to the "NON-LABOR" trips referred to in section 5, A, (1).

     C. Emergency trips will be based on next available flight or mode of transportation.
     D. For all trips made to Customer location, a trip report will be submitted to the customer by TTN within 10 business days. This report will include, but not limited to, reason for trip, who authorized the trip, location, and equipment affected, time spent on site, resolution of problem, any follow up actions needed and list of charges.

6.   HARDWARE OPERATIONAL CAPABILITIES:

     A. Each system included in an extended warranty program must be fully operational. At the discretion of TTN a site visit will be scheduled to accomplish the following:

          (1) Inventory of each piece of equipment included in the extended warranty program.

          (2) Issue a written verification of operational capabilities of system.

     B. Any discrepancies found during the on-site Visit Must be cleared/fixed prior to the Extended Maintenance Agreement being activated. All exceptions must be mutually agreed Lo by the Customer and TTN.
     C. If Customer elects to clear and/or fix all discrepancies identified, TTN will return to the site and complete the on site verification at Customer expense.
     D. If Customer elects to have TTN correct discrepancies, a quote will be provided which will include system operational verification.

7. SOFTWARE: TTN will support the current release arid the prior relcise ofqottwirc. @j@ maintenance Fixes or enhancements issued between feature releases will also be supported , ETN will use reasonable efforts to support older versions of soft-vvare.

     A. MAINTENANCE FIXES: Maintenarice fixes are scheduled for release a minimum of twice a year. The exception to this is when a service affecting failure occurs, which may require a release scheduled.

          (1) Notification will be given to customers by a Product Change Notice (PCN).
          (2) The fix may be installed by the customer or by TTN. All fixes will be provided with adequate documentation so that the customer could accomplish the install. If the customer requests TTN to do the install, a charge must be made for travel expenses and minimum labor charge.

     B.   Enhancements:  Enhancements  are  software  releases  that improve the
          current  software   operation  and   functionality.   Enhancement  are
          scheduled for release a minimum of once a year.

          (1)  Notification will be by a Product Change Notice (PCN),
          (2) The fix may be installed by the customer or by TTN. All fixes will be provided with adequate documentation so that the customer could accomplish the install. If the customer requests TTN to do the install, a charge must be made for travel expenses and minimum labor charge.
          (3) Any hardware changes required to implement the enhancement release are not included in any enhancement releases.

     C. Features Releases: Feature releases will be made available to all Customers, however, any Customer with a maintenance contract will have the option to purchase with a discount and receive these New Features before tioti-i- maintenance Customers.

          (1) Adequate documentation will be made available to allow Customers to install any new features without assistance from TTN. However, there may be times when TTN's telephone support is required. If this occurs, Customers will be billed at the then current labor rate, less any applicable discount.
          (2) Customer can request TTN to install any new features. If a Customer requests TTN to install the software upgrade then the Customer will be responsible for Time, Travel and Subsistence cost.
          (3) Any new software feature price does not include any associated hardware upgrades.

8.   SPECIAL SERVICES REQUEST:

     A. Customers having a maintenance contract will be given priority for any Special Services requested.
     B.   Each request will be quoted on a case by case basis,
     C.   EF&I services are priced separately.

9.   CUSTOMER REPORTS.

     In order to assist our Customers to better manage their resources and assist them in identifying training needs, TTN will issue a quarterly report consisting, at a minimum, the following information:

     A.   Number of modules repaired for the prior period.
     B. Repair turn-around for each type of module repaired for the prior period.
     C.   Number of service calls received by our Technical Support group.
     D.   Type of calls received (software, hardware)
     E.   Technician(s) who called
     F.   Resolution of calls
     G.   Any action items pending

In addition, at the customer's request, TTN will provide a dial-up analysis of StarTec's System identifying any minor major critical system problems.

                                GLOSSARY OF TERMS

      TERM                              DEFINITION


      Emergencies                       Determined by mutual  agreement  between
                                        customer and TTN.

      Expedited                         Repair  When a customer  wants to have a
                                        module repaired and returned to you in a shorter time that is normal for repair and return.

      Falsely Identified Trouble When the initial call is made to TTN and the severity of the problem is erroneously stated to obtain faster support

      Hardware Enhancements Any physical replacement of a module or component on a module that improves the current system operation.

      Software Enhancements Any software released that improves the operations of the current software release being used.

      Features Releases                 Any  software  release  that  causes the
                                        equipment to perform differently or has additional capabilities

      Non-emergency                     The  system is  functioning  normal  and
                                        service is not degraded in any way.

      No Trouble Found                  This  is  when  a   module   is   tested
                                        according   to   manufacture    standard
                                        testing procedures and no problems are identified or no repair or adjustment is performed.

      Optical Devices                   This  is  the  actual   optical   (light
                                        emitting)   device  and  all  components
                                        associated with controlling the proper operation and power of the laser.

      Special Services                  Any service,  either on site or at TTN's
                                        location   that  is   requested  by  the
                                        customer that is within the capabilities of TTN.

      Syster DeGraded but operational   Exists when there has been an  equipment
                                        failure  within  the  system and now the
                                        system is  operating  in the  protection
                                        mode    or    monitoring    system    is
                                        inoperative.

      System Inoperative                The system is completely inoperative and
                                        does not have the capabilities to cirry any traffic.

      Travel and Subsistence Cost       Cost incurred while visitine, a customer
                                        location including travel to and from, includes 5% administrative fee.

                                  PRICE ANNEX


For new systems purchased, the standard Two-Year Hardware Warranty and 1-year Software Warranty would include 7x24 telephone support. But, to keep STARTEC network current with the latest software releases (covering bug fixes, and enhancements), the following annual charge would apply after expiration of the 1year Software Warranty:

                                     TABLE 1

--------------------------------------------------------------------------------
  SYSTEM SIZE                BASIC                  DOUBLE             QUAD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual "Software-Only"
Maintenance Charge           $5.0K                  $1.0K            $20K
--------------------------------------------------------------------------------


As these systems exceed the 2-year hardware warranty period, then the annual charges contained within Table 2 would apply.


                                     TABLE 2

--------------------------------------------------------------------------------
  SYSTEM SIZE                BASIC                  DOUBLE             QUAD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Maintenance
Agreement Charge             $14K                  $28K                $56K
--------------------------------------------------------------------------------

                                     TABLE 3

--------------------------------------------------------------------------------
Extended Maintenance Hourly Support Rate                  $125 per hour
--------------------------------------------------------------------------------

Training Rate Per Person Per Day Location              $300 - 6 student minimum,
(at TTN's Florida)                                     12 student maximum
--------------------------------------------------------------------------------

SCOPE OF EF&I SERVICES FOR THE T::DAX
-------------------------------------

-    Site survey
- Ordering of needed ancillary installation equipment according to the site survey including:

     o DS1, DS3 and Fiber Optic cables and connectors. Price includes cable distance up to fifty (50) feet.
     o    Power cables and connectors. Price includes cable distance up to fifty
          (50) feet
     o    Equipment ground cables and connectors.
     o Floor Mounting H/W (anchors, threaded rods, washers, isolation pads etc.).

-    Labeling of all bays and shelves
-    Coordinate delivery of installation materials.
-    Coordinate Sub Contractors.
- Installation of T::DAX equipment at the site (anchoring bays to floor, securing bays to each other, leveling bays).
-    Installation   of  the  cables  from  the  T::DAX  to  the  DSX  (dressing, wire-wrapping, install BNOs on DS3 cables).
- Installation to the A&B power inputs to the T::DAX. Installation of the ground cable.
- Installation of all the T::DAX interbay and intershelf cables (TSU cables, JAB line, PCU bus cable).
-    Installation of the fan assemblies.
-    Turn up and testing of the equipment includes:

          o    Load and test proper S/W release.
          o    Configure shelf numbering in S[W.
          o    Provision all plug-in modules.
          o    Diagnose all plug-in components.
          o    Test for proper operation of protection paths and equipment.
          o    Test every DS1 and DS3 wired ports.
          o    Backup program and Data Base to tape.

Customer responsibilities:

          Supply needed Power supply.
          Building construction to be complete including security doors and air conditioning.
          Phone line for communications to TTN crew on site and one modem access.
          Cable racking for DS1,DS3, Fiber Optic, power, return and ground cables external to the T::DAX and/or access for cable running under computer floor. DS1/DS3 and Fiber Optic interface equipment (i.e. DSX, meetme panel, etc) to be installed prior to the arrival of TTN installation team to the site.




          For every additional 1O' of cabling required over 50', up to 100', there is an

Re: Year 2000 (Y2K) Compliance
    --------------------------

Dear Customer/Distributor,

Tadiran Telecommunications Ltd. (TTL) is committed to Year 2000 compliance for all systems and products manufactured and/or sold by TTL.

TTL is intensively pursuing a program to ascertain the following, compliance and to determine which current products and systems are Year 2000 compliant, which products and systems can be adapted by TTL to be Year 2000 compliant - within the framework of maintenance and support contracts and per specific customer request, and which outdated or obsolete products and systems will not be evaluated to ascertain Year 2000 compliance.

While this program has not yet been completed, an interim status report listing the specific compliance status of the various existing products and systems which are relevant, are listed below.

The following product software versions are certified to be Year 2000 compliant:

         o  T::DAX Version 6.41 and up
         o  T::DAX Version 5.53 and up

         o  T::NMS Version 5.5 and up

         o  T::DAX 100 Version 3.05A and up
         o  T::DAX 100 Version 3.05E and up
         o  T::DAX 100 Version 3.03H and up
         o  T::DAX 100 Version 3.O1S and up
         o  T::DAX 100 Version 3.01D and up

         o  T::MUX all versions

All new systems that were shipped after July 15, 1998 are loaded with software that is year 2000 compliant.

Sincerely,



Ilan Miller
Vice President of Engineering